[Dechert Price & Rhoads letterhead]
                          Ten Post Office Square, South
                                Boston, MA 02109






                                  May 19, 1998
VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, D.C.  20549

         Re:      Concord Fund, Inc. (the "Fund")
                  (File No. 811-566)

Dear Sir or Madam:

         Included herewith for filing on behalf of the Fund, pursuant to Rule 14a-6(b) of Regulation 14A under the Securities Exchange Act of 1934, is additional proxy soliciting material in connection with the Fund's Special Meeting of Shareholders on April 30, 1998, which was adjourned to June 5, 1998. No fees are required in connection with this filing.

         If you should have any comments or questions with regard to this matter, please contact the undersigned at (617) 728-7162.


                                              Very truly yours,



                                              Mark K. Loughman


cc:      Sheldon A. Jones, Esq.
         Gerald I. White
         Walter Opanasets